                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY
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                         RECEIVABLES PURCHASE AGREEMENT

                                     BETWEEN

                 OAKWOOD ADVANCE RECEIVABLES COMPANY II, L.L.C.

                                    AS ISSUER

                                       AND

                       OAKWOOD SERVICING HOLDINGS CO., LLC

                                    AS SELLER

                          DATED AS OF FEBRUARY 1, 2003
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TABLE OF CONTENTS

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                                                                                                                 Page
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ARTICLE I.  DEFINITIONS
   Section 1.01.  Certain Defined Terms.......................................................................     1
   Section 1.02.  Other Definitional Provisions...............................................................     2
ARTICLE II.  SALE OF RECEIVABLES; CLOSING; ACKNOWLEDGMENT AND CONSENT
   Section 2.01.  Sale of Receivables.........................................................................     2
   Section 2.02.  Closing.....................................................................................     4
   Section 2.03.  Seller's Acknowledgment and Consent to Assignment...........................................     4
ARTICLE III.4
   Section 3.01.  Closing Subject to Conditions Precedent.....................................................     4
ARTICLE IV.  REPRESENTATIONS AND WARRANTIES OF THE ISSUER
   Section 4.01.  Representations and Warranties..............................................................     6
ARTICLE V.  REPRESENTATIONS AND WARRANTIES OF THE SELLER
   Section 5.01.  Representations and Warranties..............................................................     7
   Section 5.02.  Repurchase Upon Breach......................................................................    12
ARTICLE VI.  INTENTION OF THE PARTIES; SECURITY INTEREST
   Section 6.01.  Intention of the Parties....................................................................    12
   Section 6.02.  Security Interest...........................................................................    13
ARTICLE VII.  COVENANTS OF THE SELLER
   Section 7.01.  Information.................................................................................    13
   Section 7.02.  Access to Information.......................................................................    14
   Section 7.03.  Ownership and Security Interests; Further Assurances........................................    14
   Section 7.04.  Covenants...................................................................................    14
   Section 7.05.  Amendments..................................................................................    14
ARTICLE VIII.  ADDITIONAL COVENANTS
   Section 8.01.  Legal Conditions to Closing.................................................................    15
   Section 8.02.  Expenses....................................................................................    15
   Section 8.03.  Mutual Obligations..........................................................................    15
   Section 8.04.  Reserved....................................................................................    15
   Section 8.05.  Bankruptcy..................................................................................    15
   Section 8.06.  Legal Existence.............................................................................    15
   Section 8.07.  Compliance With Laws........................................................................    16
   Section 8.08.  Taxes.......................................................................................    16
   Section 8.09.  No Liens, Etc. Against Receivables and Trust Property.......................................    16
   Section 8.10.  Amendments to REMIC Pooling Agreements......................................................    16
   Section 8.11.  No Netting or Offsetting....................................................................    16
   Section 8.12.  Maintenance of Security Interest............................................................    16
   Section 8.13.  Books and Records...........................................................................    17
   Section 8.14.  Verification Agent..........................................................................    17
   Section 8.15.  Exclusive...................................................................................    17
   Section 8.16.  Recovery....................................................................................    17
   Section 8.17.  Reporting...................................................................................    17

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
   Section 8.18.  Merger......................................................................................    17
ARTICLE IX.  INDEMNIFICATION
   Section 9.01.  Indemnification.............................................................................    17
ARTICLE X.  MISCELLANEOUS
   Section 10.01.  Amendments.................................................................................    19
   Section 10.02.  Notices....................................................................................    19
   Section 10.03.  No Waiver; Remedies........................................................................    19
   Section 10.04.  Binding Effect; Assignability..............................................................    19
   Section 10.05.  GOVERNING LAW; JURISDICTION................................................................    20
   Section 10.06.  No Proceedings.............................................................................    20
   Section 10.07.  Execution in Counterparts..................................................................    20
   Section 10.08.  Survival...................................................................................    20
   Section 10.09.  Third Party Beneficiary....................................................................    20
   Section 10.10.  General....................................................................................    20
   Section 10.11.  LIMITATION OF DAMAGES......................................................................    21
   Section 10.12.  WAIVER OF JURY TRIAL.......................................................................    22

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Schedule I     --    Information for Notices
Exhibit A      --    Copy of Initial Funding Date Report for Initial Receivables
Exhibit B            Form of Bill of Sale

                         RECEIVABLES PURCHASE AGREEMENT

                  RECEIVABLES PURCHASE AGREEMENT dated as of February 1, 2003 (the "Receivables Purchase Agreement" or this "Agreement"), between OAKWOOD ADVANCE RECEIVABLES COMPANY II, L.L.C. (the "Issuer") and OAKWOOD SERVICING HOLDINGS CO., LLC (the "Seller" or "Oakwood Servicing").

                  The parties hereto agree as follows:

                                    ARTICLE I.
                                   DEFINITIONS

                  Section 1.01.     Certain Defined Terms. Capitalized
terms used herein without definition shall have the meanings set forth in the Indenture. Additionally, the following terms shall have the following meanings:

                  "Cash Purchase Price" means, with respect to the Eligible Receivables sold and contributed on a Funding Date, the lesser of (i) the Collateral Value of the Eligible Receivables sold to the Issuer on such Funding Date and (ii) the amount available in the Funding Account to fund the purchase of such Eligible Receivables pursuant to Section 7.01(i) and (ii) of the Indenture on such Funding Date.

                  "Closing" shall have the meaning set forth in Section 2.02.

                  "Existing P&I Advances" means P&I Advances (including Extension Advances) made prior to the Closing Date and contributed to the Tranche A SPE.

                  "Governmental Actions" means any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, variances, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

                  "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and having jurisdiction over the applicable Person.

                  "Governmental Rules" means any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions, of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

                  "Indemnified Party" means any of the Issuer, the Indenture Trustee and the Secured Parties and any of their officers, directors, employees, agents, representatives, assignees and Affiliates and any Person who controls any of the Issuer, the Indenture Trustee or the Secured Parties or their Affiliates within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act.

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                  "Indenture" means the Indenture dated as of February 1, 2003 between the Issuer and JPMorgan Chase Bank, as Indenture Trustee.

                  "Lien" means, with respect to any asset, (a) any mortgage, lien, pledge, charge, security interest, hypothecation, option or encumbrance of any kind in respect of such asset or (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

                  "Material Adverse Effect" has the meaning set forth in Section 5.01(a).

                  "Purchase Price" means, with respect to a Receivable, the sum of the Cash Purchase Price and the amount, if any, by which the fair market value of the Receivable exceeds its Cash Purchase Price.

                  "Relevant UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

                  "Repurchase Price" has the meaning set forth in Section 5.02.

                  "Seller Contribution" shall have the meaning set forth in
Section 2.01(a).

                  Section 1.02.     Other Definitional Provisions.

                      (a) All terms defined in this Agreement shall have the meanings defined herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                      (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.01, and accounting terms partially defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

                      (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, and Exhibits in or to this Agreement unless otherwise specified.

                                   ARTICLE II.
                          SALE OF RECEIVABLES; CLOSING;
                           ACKNOWLEDGMENT AND CONSENT

                  Section 2.01.     Sale of Receivables.

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                      (a)  On the Closing Date, the Seller shall sell and
contribute to the Issuer and the Issuer shall acquire from the Seller, in accordance with the procedures and subject to the terms and conditions set forth herein and in the Indenture, the Initial Receivables described in the initial Funding Date Report attached as Exhibit A hereto. On each Funding Date during the Funding Period, the Seller shall sell and/or contribute to the Issuer and the Issuer shall acquire from the Seller, in accordance with the procedures and subject to the terms and conditions set forth herein and in the Indenture, Additional Receivables representing the contractual rights to be reimbursed for all of the P&I Advances with respect to the REMIC Trusts not previously sold and contributed to the Issuer (other than Existing P&I Advances and Extension Advances). Subject to the satisfaction of the Funding Conditions on each Funding Date, the Issuer shall pay to or at the direction of the Seller the Cash Purchase Price, if any, in respect of the Additional Receivables sold and contributed on such Funding Date in accordance with Section 7.01 of the Indenture. The excess of (i) the aggregate amount of the P&I Advances related to the Additional Receivables sold and/or contributed on any Funding Date over (ii) the Cash Purchase Price with respect to such Additional Receivables sold and/or contributed on such Funding Date shall be a capital contribution by the Seller to the Issuer (the "Seller Contribution"). On each Funding Date, the Seller shall deposit to the Funding Account, by wire transfer of immediately available funds not later than 11:00 a.m. New York time on such Funding Date, the Seller Contribution with respect to the Additional Receivables to be sold and/or contributed on such Funding Date. The Aggregate Receivables at any time of determination shall consist of the Initial Receivables and the Additional Receivables sold and contributed to the Issuer prior to such time of determination.

                      (b) In consideration of the sale and/or contribution of the Initial Receivables by the Seller, on the Closing Date, the Issuer shall, subject to the terms and conditions hereof and of the Indenture, pay to the Seller the Cash Purchase Price with respect to the Initial Receivables and deliver to the Seller the LLC Interests. In consideration of the sale of the Additional Receivables by the Seller, on each Funding Date during the Funding Period, the Issuer shall, in accordance with the procedures set forth herein and in the Indenture and subject to the satisfaction of the Funding Conditions, pay to the Seller the aggregate Cash Purchase Price with respect to the Additional Receivables sold and contributed by the Seller to the Issuer on such Funding Date, to the extent of funds available therefor on such Funding Date. In accordance with Section 7.01 of the Indenture, the Cash Purchase Price shall be paid by the Indenture Trustee from the Funding Account by combining such Cash Purchase Price with the related Seller Contribution and paying the aggregate amount of such P&I Advances to the appropriate REMIC Trustee on behalf of and at the direction of the Seller. Notwithstanding the failure of the Indenture Trustee to pay the Cash Purchase Price of any of the Additional Receivables, due to the failure of any of the Funding Conditions or otherwise, the Seller shall deposit the Seller Contribution, in the entire amount of the related P&I Advances, into the Funding Account and shall contribute such Additional Receivables to the Issuer on the related Funding Date.

                      (c) On the Closing Date, the Seller shall deliver to the Issuer, the Agent, and the Indenture Trustee, the Funding Date Report and a bill of sale, in

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substantially the form annexed as Exhibit B hereto, for the Initial Receivables.
On each Funding Date, the Seller shall deliver to the Issuer, the Indenture Trustee and the Agent a bill of sale, in substantially the form annexed as Exhibit B hereto, and a Funding Date Report, as described in Section 6.02(c) of the Indenture, with respect to the Additional Receivables to be sold and/or contributed on such Funding Date.

                  Section 2.02. Closing. The closing (the "Closing") of the execution of this Agreement, upon and concurrent with the closing under the Note Purchase Agreement, shall take place at 10:00 a.m. at the offices of Thacher Proffitt & Wood, 11 West 42nd Street, New York, New York 10036 on February 14, 2003, or if the conditions to closing set forth in Article III of this Agreement shall not have been satisfied or waived by such date, as soon as practicable after such conditions shall have been satisfied or waived, or at such other time, date and place as the parties shall agree upon (the date of the Closing being referred to herein as the "Closing Date").

                  Section 2.03. Seller's Acknowledgment and Consent to Assignment. Seller hereby acknowledges that the Issuer has Granted to the Indenture Trustee, on behalf of the Secured Parties, the rights of the Issuer as purchaser under this Agreement, including, without limitation, the right to enforce the obligations of the Seller hereunder. The Seller hereby consents to such Grant by the Issuer to the Indenture Trustee, on behalf of the Secured Parties, in the Indenture and, agrees to remit the Repurchase Price in respect of any repurchased Receivable directly to the Reimbursement Account as provided for in Section 5.02 hereof. The Seller acknowledges that the Indenture Trustee, on behalf of the Secured Parties, shall be a third party beneficiary in respect of the representations, warranties, covenants, rights and benefits arising hereunder that are so Granted by the Issuer. The Seller hereby authorizes the Issuer and the Indenture Trustee, as the Issuer's assignee, on behalf of the Seller, to execute and deliver such documents or certificates as may be necessary in order to enforce its rights to or collect under the Receivables. The Seller hereby agrees to be bound by and perform all of the covenants and obligations of the Seller and the REMIC Servicer set forth in the Indenture.

                                  ARTICLE III.
                         CONDITIONS PRECEDENT TO CLOSING

                  Section 3.01. Closing Subject to Conditions Precedent. The Closing is subject to the satisfaction at the time of the Closing of the following conditions (any or all of which may be waived by the Agent in its sole discretion):

                      (a) Performance by the Seller. All the terms, covenants, agreements and conditions of the Transaction Documents to be complied with and performed by the Seller on or before the Closing Date shall have been complied with and performed in all material respects.

                      (b) Representations and Warranties. Each of the representations and warranties of the Seller made in the Transaction Documents shall be true and correct in all material respects as of the Closing Date (except to the extent they expressly relate to an earlier or later time).

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                      (c)  Officer's Certificate. The Agent and the Indenture
Trustee shall have received in form and substance reasonably satisfactory to the Agent an Officer's Certificate from the Seller, dated the Closing Date, certifying to the satisfaction of the conditions set forth in the preceding paragraphs (a) and (b).

                      (d) Opinions of Counsel to the Seller and the REMIC Servicer. Counsel to the Seller and the REMIC Servicer shall have delivered to the Agent and the Indenture Trustee favorable opinions, dated as of the Closing Date and satisfactory in form and substance to the Agent and its counsel.

                      (e) Filings and Recordations. The Agent and the Indenture Trustee shall have received evidence reasonably satisfactory to the Agent of (i) the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Issuer, desirable to perfect or evidence the assignment by the Seller to the Issuer of the Seller's ownership interest in the Aggregate Receivables and the proceeds thereof and (ii) the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Agent, desirable to perfect or evidence the grant of a first priority perfected security interest in the Issuer's ownership interest in the Aggregate Receivables, in favor of the Indenture Trustee, subject to no Liens prior to the Lien created by the Indenture.

                      (f) Documents. The Agent and the Indenture Trustee shall have received a duly executed counterpart of this Agreement, in form acceptable to the Agent, and each and every document or certification delivered by the Seller in connection with this Agreement, and each such document shall be in full force and effect.

                      (g) Actions or Proceedings. No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, any of the transactions contemplated by the Transaction Documents and the documents related thereto in any material respect.

                      (h) Approvals and Consents. All Governmental Actions of all Governmental Authorities required with respect to the transactions contemplated by the Transaction Documents and the documents related thereto shall have been obtained or made.

                      (i) Fees and Expenses. The fees and expenses payable by the Seller pursuant to Section 8.02 shall have been paid.

                      (j) Other Documents. The Seller shall have furnished to the Agent and the Indenture Trustee such other opinions, information, certificates and documents as the Agent may request.

                      (k) Advance Facility. The transactions contemplated by the Transaction Documents shall constitute an Advance Facility pursuant to the REMIC Pooling Agreements, and all notices and other actions required in connection with an Advance Facility under the REMIC Pooling Agreements shall have been given and taken,

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including, without limitation, the Advance Facility Notice required pursuant to the REMIC Pooling Agreements.

                      (l) Verification Agent. The Seller shall have engaged the Verification Agent pursuant to an agreement reasonably satisfactory to the Agent.

                      (m) Tranche A Facility. The conditions to the effectiveness of the Tranche A Agreement set forth in Section 5.01 of the Tranche A Agreement shall have been satisfied or waived in accordance with the terms of the Tranche A Agreement.

                  If any condition specified in this Section 3.01 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Issuer by notice to the Seller at any time at or prior to the Closing Date, and the Issuer shall incur no liability as a result of such termination.

                                   ARTICLE IV.
                  REPRESENTATIONS AND WARRANTIES OF THE ISSUER

                  Section 4.01. Representations and Warranties. The Issuer hereby makes the following representations and warranties on which the Seller is relying in executing this Agreement and selling the Aggregate Receivables:

                      (a) Organization. The Issuer is a limited liability company duly formed and validly existing in good standing under the laws of the State of Nevada and is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is necessary.

                      (b) Power and Authority. The Issuer has all requisite power and authority and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted and to execute and deliver and perform its obligations under this Agreement.

                      (c) Authorization of Transaction. All appropriate and necessary action has been taken by the Issuer to authorize the execution and delivery of this Agreement and all other Transaction Documents to which it is a party, and to authorize the performance and observance of the terms hereof and thereof.

                      (d) Agreement Binding. This Agreement and each of the other Transaction Documents to which the Issuer is a party constitute the legal, valid and binding obligation of the Issuer enforceable in accordance with their terms except as may be limited by laws governing insolvency or creditors' rights or by rules of equity. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Issuer is a party will not violate any provision of law, regulation, order or other governmental directive, or conflict with, constitute a default under, or result in the breach of any provision of any material agreement, ordinance, decree, bond, indenture, order or judgment to which the Issuer is a party or by which it or its properties is or are bound.

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
                      (e) Consents. All licenses, consents and approvals required from and all registrations and filings required to be made with any governmental or other public body or authority for the making and performance by the Issuer of this Agreement and the other Transaction Documents to which it is a party have been obtained and are in effect.

                                   ARTICLE V.
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                  Section 5.01. Representations and Warranties. The Seller hereby makes the following representations and warranties on which the Issuer is relying in accepting the Aggregate Receivables and executing this Agreement. The representations are made as of the execution and delivery of this Agreement, and as of each date of conveyance of any Additional Receivables. Such representations and warranties shall survive the sale and/or contribution of any Aggregate Receivables to the Issuer and are as follows:

                      (a) Organization. The Seller is a limited liability company duly formed and validly existing in good standing in the jurisdiction of its formation and is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to be so qualified or in good standing would not reasonably be expected to have a material adverse effect on (a) the business, operations, properties or condition (financial or otherwise) of (i) the Seller or (ii) the Seller and its Affiliates taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Transaction Documents or the rights or remedies of the Issuer or the Indenture Trustee hereunder or thereunder or (c) the ability of the Seller to perform its obligations under this Agreement or (d) the enforceability or recoverability of any of the Aggregate Receivables (a "Material Adverse Effect").

                      (b) Power and Authority. The Seller has all requisite power and authority and has all material governmental licenses, authorizations, consents and approvals necessary to execute and deliver and perform its obligations under this Agreement and any other Transaction Document to which it is a party and, except to the extent not necessary in order to execute and deliver and perform its obligations under this Agreement and any other Transaction Document to which it is a party, to own its assets and carry on its business as now being conducted.

                      (c) Authorization of Borrowing. All appropriate and necessary action has been taken by the Seller to authorize the execution and delivery of this Agreement and all other Transaction Documents to which it is a party, and to authorize the performance and observance of the terms hereof and thereof.

                      (d) Agreement Binding. This Agreement and each of the other Transaction Documents to which the Seller is a party constitute the legal, valid and binding obligation of the Seller enforceable in accordance with their terms except as may be limited by laws governing insolvency or creditors' rights or by rules of equity. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Seller is a party will not violate any provision of law, regulation, order or other governmental directive, or conflict with, constitute a default under, or result in the breach of any provision of any agreement, ordinance, decree, bond, indenture, order or judgment to which the Seller is a party or by which it or its properties is or are bound.

                      (e) Advance Facility. With respect to each of the REMIC Trusts, (i) the Notes and the transactions under the Indenture and the other Transaction Documents constitute an "Advance Facility" under the related REMIC Pooling Agreement; (ii) the Indenture Trustee is the "Advance Financing Person" under the related REMIC Pooling Agreement with respect to such Advance Facility;
(iii) the Indenture Trustee is the "Servicer's Assignee" under the related REMIC Pooling Agreement with respect to such Advance Facility; (iv) the P&I Advances related to such REMIC Trust constitute "P&I Advance Reimbursement Amounts" under the related REMIC Pooling Agreement; and (v) the Seller has delivered to the related REMIC Trustee an "Advance Facility Notice" under the related REMIC Pooling Agreement containing the information contained in clauses (i) through
(iv) of this Section 5.01(e).

                      (f) Compliance with Law. The Seller is conducting its business and operations in compliance with all applicable laws, regulations, ordinances and directives of governmental authorities. The Seller has filed all tax returns required to be filed and has paid all taxes in respect of the ownership of its assets or the conduct of its operations prior to the date after which penalties attach for failure to pay except to the extent that the payment of such taxes is being contested in good faith by it in appropriate proceedings and adequate reserves have been provided for the payment thereof.

                      (g) Consents. All licenses, consents and approvals required from and all registrations and filings required to be made with any governmental or other public body or authority for the making and performance by the Seller of this Agreement and the other Transaction Documents to which it is a party have been obtained and are in effect.

                      (h) Litigation. There is no action, suit or proceeding at law or in equity by or before any court, governmental agency or authority or arbitral tribunal now pending or, to the knowledge of the Seller, threatened against or affecting it which, if determined adversely, should reasonably be expected to have a Material Adverse Effect.

                      (i) Other Obligations. The Seller is not in default in the performance, observance or fulfillment of any obligation, covenant or condition in any agreement or instrument to which it is a party or by which it is bound the result of which should reasonably be expected to have a Material Adverse Effect.

                      (j) 1940 Act. The Seller is not an "investment company" or a company "controlled" by an investment company within the meaning of the 1940 Act.

                      (k) Ownership of Issuer. One hundred percent (100%) of the membership interests in the Issuer are directly owned (both beneficially and of record) by

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
the Seller. Such membership interests are fully paid and nonassessable and no one other than the Seller has any rights to acquire membership interests in the Issuer.

                      (l) Solvency. The Seller, both prior to and after giving effect to each sale and/or contribution of Aggregate Receivables on the Closing Date or on any date of sale and/or contribution thereafter (i) is not, and will not be, "insolvent" (as such term is defined in Section 101(32)(A) of the Bankruptcy Code), (ii) is, and will be, able to pay its debts as they become due, and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

                      (m) Full Disclosure. No document, certificate or report furnished by or on behalf of the Seller or the REMIC Servicer, in writing pursuant to this Agreement, any other Transaction Document or in connection with the transactions contemplated hereby or thereby contains or will contain when furnished any untrue statement of a material fact. There are no facts relating to, and known by the Seller which when taken as a whole, materially adversely affect the financial condition or assets or business of the Seller, or which may impair the ability of the Seller or the REMIC Servicer to perform its obligations under this Agreement or any other Transaction Document, which have not been disclosed herein or in the certificates and other documents furnished by or on behalf of the Seller or the REMIC Servicer pursuant hereto or thereto specifically for use in connection with the transactions contemplated hereby or thereby. All books, records and documents delivered to the Issuer are and will be true, correct and complete.

                      (n) ERISA. All Plans maintained by the Seller or any of its Affiliates are in substantial compliance with all applicable laws (including ERISA).

                      (o) Fair Consideration. The Seller received fair consideration and reasonably equivalent value in exchange for the sale and/or contribution of the Aggregate Receivables to the Issuer under this Agreement.

                      (p) Bulk Transfers. No sale, contribution, transfer, assignment or conveyance of Aggregate Receivables by the Seller to the Issuer contemplated by this Agreement will be subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                      (q) Name. The legal name of the Seller is as set forth in this Agreement and the Seller does not have any tradenames, fictitious names, assumed names or "doing business" names.

                      (r) Repayment of Receivables. The Seller has no reason to believe that at the time of the sale and/or contribution of the Aggregate Receivables to the Issuer pursuant hereto, the Aggregate Receivables will not be paid in full.

                      (s)  Aggregate Receivables.

                         (i) Each Initial Receivable and Additional Receivable is payable in United States dollars and has been created

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                                    pursuant to and in accordance with the terms
                                    of the related REMIC Pooling Agreement and with the customary procedures and in the ordinary course of business of the Seller and is being sold and/or contributed by the Seller to the Issuer hereunder.

                         (ii) The rights to reimbursement for the P&I Advances under each REMIC Trust are, and each Aggregate Receivable is, eligible for sale and contribution to the Issuer, and for assignment and Grant to the Indenture Trustee, as part of the Trust Estate, pursuant to the Indenture, and such sale to the Issuer, and such assignment and Grant to the Trust Estate, will not violate the terms of the related REMIC Pooling Agreement or any other document or agreements to which the Seller is a party or to which its assets or properties are subject.

                         (iii) No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Initial Receivable and Additional Receivable, free and clear of all Liens and rights of others; immediately upon the transfer and assignment thereof, the Issuer shall have good and marketable title to each Initial Receivable and Additional Receivable, free and clear of all Liens and rights of others (other than the Lien created by the Indenture).

                         (iv) As of the date of conveyance with respect to the Initial Receivables and Additional Receivables transferred on such date, the Seller has not taken any action that, or failed to take any action the omission of which, would materially impair the rights of the Issuer (or any Secured Party) with respect to any such Receivable.

                         (v) As of the date of conveyance with respect to the Initial Receivables and Additional Receivables transferred on such date, no such Receivable has been identified by the Seller or reported to the Seller by the related REMIC Trustee as having resulted from fraud perpetrated by any Person with respect to the related account.

                         (vi) All filings (including UCC filings) necessary in any jurisdiction to provide third parties with notice of the transfer and assignment herein contemplated, and solely in the event the transfer contemplated hereby were to be recharacterized as a pledge rather than an absolute sale, to give the Issuer a security interest in the Aggregate Receivables that is prior to any other interest held or to be held by any other Person (except the Indenture Trustee on behalf of the Secured Parties) has been made.

                         (vii) No Aggregate Receivable is secured by "real property" or "fixtures" or evidenced by an "instrument" under and as defined in the Relevant UCC.

                         (viii) Each Initial Receivable and Additional Receivable is the legal, valid and binding obligation of the related REMIC Trust and is enforceable in accordance with its terms. There is no valid and enforceable offset, defense or counterclaim to the obligation of the related REMIC Trust to make payment of any such Receivable.

                         (ix) Each Initial Receivable and Additional Receivable is entitled to be paid, has not been repaid in whole or been compromised, adjusted (except by partial payment), extended, satisfied, subordinated, rescinded, amended or modified, and is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set-off, counterclaim, defense, amendment or modification by the Seller.

                         (x) As of the date of conveyance with respect to the Initial Receivables and Additional Receivables transferred on such date, such Receivables do not include amounts payable as a result of accounting or other errors, or the failure to deposit funds or the misapplication of funds by the REMIC Servicer.

                         (xi) As of the date of conveyance with respect to the Initial Receivables and any Additional Receivables transferred on such date, no such Receivable has been identified by the Seller as a Non-Recoverable Advance (as defined in the REMIC Pooling Agreements) for which reimbursement has not been sought from the REMIC Trust in accordance with the related REMIC Pooling Agreement.

                         (xii) Except for any Receivables related to Existing P&I Advances that have been conveyed to the Tranche A SPE, the Initial Receivables represent all of the rights to be reimbursed for all P&I Advances with respect to the REMIC Trusts as of the Closing Date. The Seller has not sold, assigned, transferred or conveyed any P&I Advance with respect to the REMIC Trusts to any Person other than the Issuer and the Tranche A SPE. The Additional Receivables conveyed on any Funding Date constitute all of the P&I Advances with respect to the REMIC Trusts not previously sold and/or contributed to the Issuer hereunder, except for (A) Existing P&I Advances and Extension

                                    Advances conveyed to the Tranche A SPE or
                                    (B) Receivables repurchased by the Seller pursuant to Section 5.02.

                  Section 5.02. Repurchase Upon Breach. The Issuer or the Seller, as the case may be, shall inform the Issuer or the Seller (as applicable) and the Indenture Trustee promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties hereunder that pertain to a Receivable. Unless such breach shall have been cured or waived within thirty (30) days after the earlier to occur of the discovery of such breach by the Issuer or the Seller (as applicable) or receipt of written notice of such breach by the Issuer or the Seller (as applicable), the Seller shall repurchase such Receivable from the Issuer at a price equal to the outstanding Receivable Balance of such Receivable as of the date of repurchase (the "Repurchase Price"). The Seller shall pay any Repurchase Price directly to the Indenture Trustee for deposit into the Reimbursement Account.

                                   ARTICLE VI.
                   INTENTION OF THE PARTIES; SECURITY INTEREST

                  Section 6.01. Intention of the Parties. It is the intention of the parties hereto that each transfer and assignment contemplated by this Agreement shall constitute an absolute sale and contribution of the related Receivables from the Seller to the Issuer and that the related Receivables shall not be part of the Seller's estate or otherwise be considered property of the Seller in the event of the bankruptcy, receivership, insolvency, liquidation, conservatorship or similar proceeding relating to the Seller or any of its property. Except as set forth below, it is not intended that any amounts available for reimbursement of Receivables be deemed to have been pledged by the Seller to the Issuer or the Indenture Trustee to secure a debt or other obligation of the Seller. In the event that (A) the purchase of Receivables by the Issuer is deemed by a court or applicable regulatory, administrative or other governmental body contrary to the express intent of the parties to constitute a pledge rather than a sale and contribution of the Receivables or
(B) if amounts available now or in the future for reimbursement of any Aggregate Receivables are held to be property of the Seller or a loan to the Seller, or
(C) if for any reason this Agreement is held or deemed to be a financing or some other similar arrangement or agreement, then (i) this Agreement is and shall be a security agreement within the meaning of Articles 8 and 9 of the Relevant UCC;
(ii) the Issuer shall be treated as having a first priority, perfected security interest in and to, and lien on, the Receivables transferred and assigned to the Issuer hereunder; (iii) the agreement of the Seller hereunder to sell, assign, convey and transfer the Receivables shall be a grant by the Seller to the Issuer of a security interest in all of the Seller's right (including the power to convey title thereto), title, and interest, whether now owned or hereafter acquired, in and to (A) all amounts reimbursable now or in the future by or with respect to the Receivables and (B) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all such amounts from time to time held or invested in accounts maintained by or on behalf of the Seller or by or on behalf of the REMIC

Trusts, whether in the form of cash, instruments, securities or other property. The possession by the Issuer or its agent of notes and such other goods, money, documents or such other items of property as constitute instruments, money, negotiable documents or chattel paper, and the filing of Form UCC-1, shall be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Relevant UCC of any applicable jurisdiction; and notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of any such holder for the purpose of perfecting such security interest under applicable law.

                  Section 6.02. Security Interest. The Seller shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in (i) any of the Aggregate Receivables, (ii) the amounts reimbursable now or in the future by or with respect to the REMIC Trusts in respect of any of the Aggregate Receivables or (iii) the other property described above, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. At the Issuer's direction, the Seller shall execute such documents and instruments as the Issuer may reasonably request from time to time in order to effectuate the foregoing and shall return to the Issuer the executed copy of such documents and instruments. Without limiting the generality of the foregoing, the Seller shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Seller, all filings necessary to maintain the effectiveness of any original filings necessary under the Relevant UCC to perfect the Issuer's security interest described above, including without limitation (x) UCC continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller or the Issuer (such preparation and filing shall be at the expense of the Issuer, if occasioned by a change in such party's name) or (2) any change of location of the jurisdiction of organization of the Seller.

                                  ARTICLE VII.
                             COVENANTS OF THE SELLER

                  Section 7.01. Information. The Seller shall furnish to the Issuer, the Indenture Trustee, the Agent and the Secured Parties:

                      (a) such information (including financial information), documents, records or reports with respect to the Aggregate Receivables, the Seller, the REMIC Servicer or the REMIC Sub-Servicer as the Issuer, the Indenture Trustee, the Agent or the Secured Parties may from time to time reasonably request;

                      (b) prompt notice of any default or Event of Default under the Indenture;

                      (c) prompt written notice of a change in name, or address of the jurisdiction of organization or chief executive office, of the Seller;

                      (d) prompt notice of the occurrence of any default or event of default under any REMIC Pooling Agreement without regard to whether such default or event of default has been cured; and

                      (e)  the information and reports required pursuant to
Section 6.02 of the Indenture.

                  Section 7.02. Access to Information. The Seller shall, at any time and from time to time during regular business hours, or at such other reasonable times upon reasonable notice to the Seller permit the Issuer, the Indenture Trustee, the Agent or the Secured Parties, or their agents or representatives, at the Seller's expense, to do the following, but only in a manner that does not unreasonably interfere with the Seller's conduct of its business:

                      (a) examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Seller relating to the Aggregate Receivables or the Transaction Documents as may be requested, and

                      (b) visit the offices and property of the Seller for the purpose of examining such materials described in clause (a) above.

                  Section 7.03. Ownership and Security Interests; Further Assurances. The Seller will take all action necessary to maintain the Indenture Trustee's security interest in the Receivables and the other items pledged to the Indenture Trustee pursuant to the Indenture.

                  The Seller agrees to take any and all acts and to execute any and all further instruments reasonably necessary or requested by the Issuer, the Indenture Trustee, the Agent or the Secured Parties to more fully effect the purposes of this Agreement.

                  Section 7.04. Covenants. The Seller shall duly observe and perform each of its covenants set forth in each of the Transaction Documents to which it is a party. The Seller shall duly observe and perform all of the covenants and obligations of the Seller and the REMIC Servicer set forth in the Indenture as if the Seller was a party thereto. The Seller in its capacity as REMIC Servicer shall duly observe and perform each of its covenants set forth in the REMIC Pooling Agreements.

                  Section 7.05. Extension Advances. The Seller as REMIC Servicer shall not make any extension advances unless such extension advance will bring the related asset current.

                  Section 7.05. Amendments. The Seller shall not make, or permit any Person to make, any amendment, modification or change to, or provide any waiver under any Transaction Document to which the Seller is a party without the prior written consent of Noteholders with an aggregate Note Principal Balance of not less than 66 2/3% of the aggregate Note Principal Balance of the Outstanding Notes (the "Required Noteholders").

                                  ARTICLE VIII.
                              ADDITIONAL COVENANTS

                  Section 8.01. Legal Conditions to Closing. The parties hereto will take all reasonable action necessary to obtain (and will cooperate with one another in obtaining) any consent, authorization, permit, license, franchise, order or approval of, or any exemption by, any Governmental Authority or any other Person, required to be obtained or made by it in connection with any of the transactions contemplated by this Agreement.

                  Section 8.02.     Expenses.

                      (a) The Seller covenants that, whether or not the Closing takes place, except as otherwise expressly provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Seller.

                      (b) Except as otherwise expressly set forth in the Indenture, the Seller covenants to pay as and when billed by the Issuer, the Indenture Trustee or the Agent all of the reasonable out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and in the other Transaction Documents including, without limitation, all reasonable fees, disbursements and expenses of counsel to the Issuer, the Agent and the Secured Parties.

                  Section 8.03. Mutual Obligations. On and after the Closing, each party hereto will do, execute and perform all such other acts, deeds and documents as the other party may from time to time reasonably require in order to carry out the intent of this Agreement.

                  Section 8.04.     Reserved.

                  Section 8.05. Bankruptcy. The Seller shall not take any action in any capacity to file any bankruptcy, reorganization or insolvency proceedings against the Issuer, or cause the Issuer to commence any reorganization, bankruptcy or insolvency proceedings under any applicable state or federal law, including without limitation any readjustment of debt, or marshaling of assets or liabilities or similar proceedings. The Seller is not transferring and will not transfer any of the Aggregate Receivables with an intent to hinder, delay or defraud any Person.

                  Section 8.06. Legal Existence. The Seller shall do or cause to be done all things necessary on its part to preserve and keep in full force and effect its existence as a limited liability company, and to maintain each of its licenses, approvals, registrations or qualifications in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such licenses, approvals, registrations or qualifications; except for failures to maintain any such licenses, approvals, registrations or qualifications which, individually or in the aggregate, would not have a Material Adverse Effect.

                  Section 8.07. Compliance With Laws. The Seller shall comply with all laws, rules and regulations and orders of any governmental authority applicable to the Seller.

                  Section 8.08. Taxes. The Seller shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Seller or upon its income and profits, or upon any of its property or any part thereof, before the same shall become in default, provided that the Seller shall not be required to pay and discharge any such tax, assessment, charge or levy so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Seller shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge or levy so contested, or so long as the failure to pay any such tax, assessment, charge or levy would not, individually or in the aggregate, have a Material Adverse Effect.

                  Section 8.09. No Liens, Etc. Against Receivables and Trust Property. The Seller hereby covenants and agrees not to create or suffer to exist (by operation of law or otherwise), any Lien upon or with respect to, any of the Aggregate Receivables or any of its interest therein, if any, or upon or with respect to any of its interest in any Account, or assign any right to receive income in respect thereof, except for the Lien created by the Indenture. The Seller shall immediately notify the Indenture Trustee of the existence of any Lien on any of the Aggregate Receivables and the Seller shall defend the right, title and interest of each of the Issuer and the Indenture Trustee in, to and under the Aggregate Receivables, against all claims of third parties.

                  Section 8.10. Amendments to REMIC Pooling Agreements. The Seller, in its capacity as REMIC Servicer under the REMIC Pooling Agreements, hereby covenants and agrees not to amend or agree to the amendment of any of the REMIC Pooling Agreements without the prior written consent of the Required Noteholders.

                  Section 8.11. No Netting or Offsetting. The Seller, in its capacity as REMIC Servicer, shall collect and deposit gross collections with respect to the REMIC Trusts into the related Certificate Accounts in accordance with the related REMIC Pooling Agreements, without netting, off-set or deduction from such collections or deposits for any purpose, with the exception of servicing fees, Liquidation Expenses, Servicing Advance reimbursement amounts and reimbursements of Extension Advances, due and payable to the REMIC Servicer, which shall be applied in accordance with the Tranche A SPE Security Agreement. The Seller shall make all P&I Advances out of its own funds without the utilization of any netting or offsetting of amounts in any account of the REMIC Trust, except as permitted under the REMIC Pooling Agreements with respect to amounts paid ahead by Obligors.

                  Section 8.12. Maintenance of Security Interest. The Seller will from time to time, at its own expense, execute and file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the interest of the Issuer and the Indenture Trustee in all of the Aggregate Receivables is fully protected in accordance with the UCC.

                  Section 8.13. Books and Records. The Seller shall maintain accounts and records as to each Aggregate Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such Aggregate Receivable, including payments and recoveries made and payments owing (and the nature of each, if applicable). The Seller shall maintain its computer records so that, from and after the time of the granting of the security interest under the Indenture on the Receivables to the Indenture Trustee, the Seller's master computer records (including any back-up archives) that refer to any Receivables indicate clearly the interest of the Issuer in such Receivables and that the Receivable is owned by the Issuer and pledged to the Indenture Trustee on behalf of the Secured Parties.

                  Section 8.14. Verification Agent. The Seller shall cooperate with the Verification Agent and shall allow the Verification Agent access to its books, records, computer system and employees during ordinary business hours upon reasonable notice and shall allow the Verification Agent to review all collections and to make copies of any books, records and documents requested by the Verification Agent in its sole discretion, in each case, on a daily basis, solely to the extent such items and review relate to the Aggregate Receivables.

                  Section 8.15. Exclusive. Except with respect to the Existing P&I Advances contributed to the Tranche A SPE, the Initial Receivables to be sold and contributed to the Issuer on the Closing Date shall consist of all of the P&I Advances with respect to the REMIC Trusts as of the Closing Date. During the Funding Period, the Seller shall not sell, assign, transfer, pledge or convey any P&I Advance with respect to the REMIC Trusts to any Person other than the Issuer (other than Extension Advances contributed to the Tranche A
SPE). The Additional Receivables sold and/or contributed on each Funding Date shall consist of all of the P&I Advances with respect to the REMIC Trusts not previously sold and/or contributed to the Issuer hereunder (other than Extension Advances contributed to the Tranche A SPE).

                  Section 8.16. Recovery. The Seller shall seek reimbursement in accordance with the related REMIC Pooling Agreement for any Receivable that it identifies as a Non-Recoverable Advance.

                  Section 8.17.     Reserved.

                  Section 8.18. Merger. Without the prior written consent of the Required Noteholders (which consent shall not be unreasonably withheld or delayed), the Seller shall not enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, wind up or dissolution).

                                   ARTICLE IX.
                                 INDEMNIFICATION

                  Section 9.01.     Indemnification.

                      (a) Without limiting any other rights that an Indemnified Party may have hereunder or under applicable law, the Seller hereby agrees to indemnify each

Indemnified Party (as defined below) from and against any and all Indemnified Amounts (as defined below) which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to any breach of the Seller's or the REMIC Servicer's obligations under this Agreement or any other Transaction Document, or the ownership of the Aggregate Receivables or in respect of any Aggregate Receivables, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party.

                  Without limiting or being limited by the foregoing, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

                           (i) a breach of any representation or warranty made by the Seller under or in connection with this Agreement;

                           (ii) the failure by the Seller or the REMIC Servicer to comply with any term, provision or covenant contained in this Agreement, or any agreement executed by it in connection with this Agreement or with any applicable law, rule or regulation with respect to any Aggregate Receivable, or the nonconformity of any Aggregate Receivable with any such applicable law, rule or regulation; or

                           (iii) the failure to vest and maintain vested in the Issuer, or to transfer, to the Issuer, legal and equitable title to and ownership of the Aggregate Receivables, together with all collections in respect thereof, free and clear of any adverse claim (except as permitted hereunder) whether existing at the time of the transfer of such Aggregate Receivable or at any time thereafter.

                      (b)  Any Indemnified Amounts subject to the
indemnification provisions of this Section 9.01 shall be paid to the Indemnified Party within 20 Business Days following demand therefor. "Indemnified Party" means any of the Issuer, the Indenture Trustee, the Agent and the Secured Parties and their officers, employees, directors and successors or assigns. "Indemnified Amounts" means any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, and related reasonable costs and reasonable expenses of any nature whatsoever, including reasonable attorneys' fees and disbursements (subject to the following paragraph), incurred by an Indemnified Party with respect to this Agreement.

                      (c) Promptly after an Indemnified Party shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which an indemnity may be claimed against the Seller under this Section 9.01, the Indemnified Party shall notify the Seller in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify the Seller shall not relieve the Seller from any liability which it may have hereunder or otherwise except to the extent that the

Seller is prejudiced by such failure so to notify the Seller. The Seller will be entitled, at its own expense, to participate in the defense of any such claim or action and to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, unless the defendants in any such action include both the Indemnified Party and the Seller, and the Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Seller, or one or more Indemnified Parties, and which in the reasonable opinion of such counsel are sufficient to create a conflict of interest for the same counsel to represent both the Seller and such Indemnified Party; provided, however, that the Seller shall not be responsible for the fees and expenses of more than one firm of attorneys for all Indemnified Parties related to the Issuer, one firm of attorneys for all Indemnified Parties related to the Secured Parties and one firm of attorneys for the Indenture Trustee. Each Indemnified Party shall cooperate with the Seller in the defense of any such action or claim. The Seller shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.

                                   ARTICLE X.
                                  MISCELLANEOUS

                  Section 10.01. Amendments. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto and consented to in writing by the Required Noteholders, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Section 10.02. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopies) and mailed, telecopied (with a copy delivered by overnight courier) or delivered, as to each party hereto, at its address as set forth in Schedule I hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be deemed effective upon receipt thereof, and in the case of telecopies, when receipt is confirmed by telephone.

                  Section 10.03. No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  Section 10.04.    Binding Effect; Assignability.

                      (a) This Agreement shall be binding upon and inure to the benefit of the Seller and the Issuer and their respective permitted successors and assigns; provided, however, the Seller shall not have any right to assign its respective rights hereunder or interest herein (by operation of law or otherwise) without the prior written consent of the Issuer and the Required Noteholders.

                      (b) This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the Indenture has terminated.

                  Section 10.05. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

                  Section 10.06. No Proceedings. Until the date that is one year and one day after the last day on which any amount is outstanding under the Indenture, the Seller hereby covenants and agrees that it will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  Section 10.07. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  Section 10.08. Survival. All representations, warranties, covenants, guaranties and indemnifications contained in this Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale, transfer or repayment of the Aggregate Receivables.

                  Section 10.09. Third Party Beneficiary. The Seller acknowledges and agrees that the Indenture Trustee, the Agent and the other Secured Parties are intended third party beneficiaries of this Agreement.

                  Section 10.10.    General.

                      (a) No course of dealing and no delay or failure of the Issuer (or the Indenture Trustee as its assignee) in exercising any right, power or privilege under this Agreement shall affect any other or future exercise thereof or the exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Issuer (and the Indenture Trustee as its assignee) under this Agreement are cumulative and not exclusive of any rights or remedies which the Issuer would otherwise have.

                      (b) The obligations of the Seller under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by (a) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Agreement or applicable law, including, without limitation, any failure to set-off or release in whole or in part by the Issuer of any balance of any deposit account or credit on its books in favor of the Issuer or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof, or (b) any other act or thing or omission or delay to do any other act or thing which would operate as a discharge of the Issuer as a matter of law.

                      (c) This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof and thereof, and supersedes all prior understandings and agreements, whether written or oral with respect to the subject matter hereof and thereof.

                      (d) The Seller shall pay the Issuer's costs and expenses reasonably incurred in connection with the enforcement of any of the Seller's obligations hereunder.

                      (e) Nothing in this Agreement shall, or shall be deemed to, create or constitute any joint venture, partnership, employment, or any other relationship between the Seller and the Issuer.

                      (f) Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

                  Section 10.11.    LIMITATION OF DAMAGES.

NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES AGREE THAT NO PARTY SHALL BE LIABLE TO ANY OTHER FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLES; PROVIDED THAT, THE FOREGOING PROVISION SHALL NOT

LIMIT OR RELIEVE ANY PARTY OF ANY OBLIGATION UNDER THIS AGREEMENT TO INDEMNIFY ANY OTHER PARTY AGAINST ANY DAMAGES IMPOSED (INCLUDING SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES) UPON SUCH PARTY BY A FINAL ORDER OF ANY COURT OF COMPETENT JURISDICTION IN CONNECTION WITH ANY LEGAL ACTION BROUGHT AGAINST SUCH PARTY BY ANY THIRD PARTY.

                  Section 10.12.    WAIVER OF JURY TRIAL.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, THE PURCHASES OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

                                                     OAKWOOD ADVANCE RECEIVABLES
                                                     COMPANY II, L.L.C.

                                                     By: /s/ Dennis W. Hazelrigg
                                                         -----------------------
                                                     Name: Dennis W. Hazelrigg
                                                     Title: President

                                                     OAKWOOD SERVICING HOLDINGS
                                                     CO., LLC

                                                     By: /s/ Dennis W. Hazelrigg
                                                         -----------------------
                                                     Name: Dennis W. Hazelrigg
                                                     Title: President

                                   SCHEDULE I

                             INFORMATION FOR NOTICES

1.       if to the Issuer:

           OAKWOOD ADVANCE RECEIVABLES COMPANY II, L.L.C.
           P.O. Box 50401
           Henderson, Nevada 89016

           101 Convention Center Drive
           Suite 850
           Las Vegas, Nevada 89109
           Attention: Monte L. Miller
           Facsimile: (702) 598-3651
           Telephone: (702) 949-5503

           (with a copy to the Seller)

2.       if to the Seller:

           OAKWOOD SERVICING HOLDINGS CO., LLC
           P.O. Box 27081
           Greensboro, NC 27425-7081

           7800 McCloud Road
           Greensboro, NC 27409-9634
           Attention: Robert A. Smith
           Facsimile: (336) 664-3224
           Telephone: (336) 664-3690

3.       if to the Indenture Trustee:

           Use Notice Address provided in the Indenture.

4.       if to the Agent:

           Use Notice Address provided in the Note Purchase Agreement.

5.       if to the Secured Parties:

           Use Notice Address provided in the Note Purchase Agreement or the Tranche A Agreement.

                                    EXHIBIT A

                       COPY OF INITIAL FUNDING DATE REPORT
                                       FOR
                               INITIAL RECEIVABLES

                                    EXHIBIT B

                              FORM OF BILL OF SALE

         Oakwood Servicing Holdings Co., LLC (the "Seller") hereby absolutely sells and contributes to Oakwood Advance Receivables Company II, L.L.C., a limited liability company organized under the laws of the State of Nevada (the "Purchaser"), without recourse:

         (a) All right, title and interest in and to the Receivables identified in the Schedule attached hereto as Schedule One; and

         (b) All principal, interest and other proceeds of any kind received with respect to such Receivables, including but not limited to proceeds derived from the conversion, voluntary or involuntary, of any of such assets into cash or other liquidated property.

         The ownership of the Receivables is vested in Purchaser and the ownership of all records and documents with respect to the related Receivables prepared by or which come into the possession of Seller shall immediately vest in Purchaser and shall be retained and maintained, in trust, by Seller at the will of Purchaser in such custodial capacity only. The sale of the Receivables shall be reflected as a sale on Seller's business records, tax returns and financial statements.

         This Bill of Sale is made pursuant to, and is subject to the terms and conditions of, that certain Receivables Purchase Agreement dated as of February 1, 2003 between Oakwood Servicing Holdings Co., LLC, as seller, and Oakwood Advance Receivables Company II, L.L.C., as purchaser (the "Agreement"). Seller confirms to Purchaser that the representations and warranties set forth in
Article 5 of the Agreement are true and correct as if made on the date hereof (except to the extent that they expressly relate to an earlier or later date).

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

         DATED: ______________________

                                                     OAKWOOD SERVICING HOLDINGS
                                                     CO., LLC

                                                     By: _______________________
                                                     Name: _____________________
                                                     Title: ____________________

                                      B-2